Quarterly Holdings Report
for
Fidelity® International Credit Central Fund
March 31, 2025
ICF-NPRT1-0525
1.9882756.108
Foreign Government and Government Agency Obligations - 5.6%
		Principal Amount (a)	Value ($)
AUSTRALIA - 0.9%
Australian Commonwealth 1.75% 11/21/2032 (b)	AUD	1,700,000	892,530
CANADA - 3.4%
Canadian Government 1.5% 12/1/2031	CAD	1,760,000	1,127,205
Canadian Government 2.75% 6/1/2033	CAD	1,450,000	997,932
Canadian Government 3% 6/1/2034	CAD	900,000	628,212
Canadian Government Treasury Bills 0% 4/9/2025 (c)	CAD	700,000	486,174
TOTAL CANADA			3,239,523
GERMANY - 0.5%
German Federal Republic 3.25% 7/4/2042 (b)	EUR	460,000	511,944
JAPAN - 0.3%
Japan Government 0.9% 9/20/2034	JPY	50,000,000	317,271
MULTI-NATIONAL - 0.5%
European Union 4% 4/4/2044 (b)	EUR	425,000	472,694
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,572,643)			5,433,962

Non-Convertible Corporate Bonds - 58.9%
		Principal Amount (a)	Value ($)
AUSTRALIA - 1.0%
Financials - 1.0%
Banks - 0.1%
Commonwealth Bank of Australia 2.688% 3/11/2031 (d)		200,000	174,606
Financial Services - 0.5%
Cimic Finance Ltd 1.5% 5/28/2029 (b)	EUR	442,000	436,273
Insurance - 0.4%
QBE Insurance Group Ltd 2.5% 9/13/2038 (b)(e)	GBP	297,000	345,940
TOTAL AUSTRALIA			956,819
BELGIUM - 1.3%
Consumer Staples - 0.2%
Food Products - 0.2%
Barry Callebaut Services NV 4.25% 8/19/2031 (b)	EUR	200,000	218,255
Financials - 1.1%
Banks - 1.1%
KBC Group NV 3.5% 1/21/2032 (b)(e)	EUR	500,000	537,971
KBC Group NV 6.324% 9/21/2034 (d)(e)		437,000	462,572
			1,000,543
TOTAL BELGIUM			1,218,798
CANADA - 1.2%
Financials - 1.2%
Banks - 1.2%
Bank of Nova Scotia/The 3.375% 3/5/2033 (b)(e)	EUR	1,100,000	1,161,478
CZECH REPUBLIC - 0.8%
Real Estate - 0.8%
Real Estate Management & Development - 0.8%
CPI Property Group SA 1.5% 1/27/2031 (b)	EUR	550,000	468,118
CPI Property Group SA 6% 1/27/2032 (b)	EUR	300,000	321,146

TOTAL CZECH REPUBLIC			789,264
DENMARK - 2.4%
Consumer Staples - 0.4%
Beverages - 0.3%
Carlsberg Breweries A/S 3.25% 2/28/2032 (b)	EUR	275,000	292,598
Tobacco - 0.1%
Scandinavian Tobacco Group A/S 4.875% 9/12/2029 (b)	EUR	125,000	139,622
Financials - 1.5%
Banks - 1.5%
Danske Bank A/S 3.875% 1/9/2032 (b)(e)	EUR	845,000	932,813
Jyske Bank A/S 3.625% 4/29/2031 (b)(e)	EUR	225,000	244,580
Jyske Bank A/S 5.125% 5/1/2035 (b)(e)	EUR	211,000	238,203
			1,415,596
Utilities - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
Orsted AS 4.125% 3/1/2035 (b)	EUR	450,000	494,852
TOTAL DENMARK			2,342,668
FINLAND - 0.1%
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Citycon Treasury BV 5% 3/11/2030 (b)	EUR	100,000	108,456
FRANCE - 4.7%
Consumer Discretionary - 0.3%
Automobiles - 0.3%
RCI Banque SA 4.75% 3/24/2037 (b)(e)	EUR	100,000	107,953
RCI Banque SA 5.5% 10/9/2034 (b)(e)	EUR	200,000	225,041
			332,994
Financials - 3.0%
Banks - 3.0%
BNP Paribas SA 2.159% 9/15/2029 (d)(e)		473,000	432,398
BNP Paribas SA 2.5% 3/31/2032 (b)(e)	EUR	300,000	318,937
BNP Paribas SA 3.132% 1/20/2033 (d)(e)		600,000	522,959
BNP Paribas SA 3.945% 2/18/2037 (b)(e)	EUR	700,000	738,621
BNP Paribas SA 5.786% 1/13/2033 (d)(e)		97,000	99,178
BPCE SA 4.25% 7/16/2035 (b)(e)	EUR	100,000	108,536
Societe Generale SA 6.691% 1/10/2034 (d)(e)		647,000	680,188
			2,900,817
Industrials - 0.4%
Transportation Infrastructure - 0.4%
Holding d'Infrastructures des Metiers de l'Environnement 0.625% 9/16/2028 (b)	EUR	396,000	380,541
Utilities - 1.0%
Electric Utilities - 0.5%
Electricite de France SA 5.5% 1/25/2035 (b)	GBP	400,000	490,394
Multi-Utilities - 0.5%
Engie SA 3.875% 3/6/2036 (b)	EUR	200,000	214,892
Engie SA 4.25% 9/6/2034 (b)	EUR	200,000	223,498
			438,390
TOTAL UTILITIES			928,784

TOTAL FRANCE			4,543,136
GERMANY - 13.0%
Consumer Discretionary - 1.1%
Automobile Components - 1.1%
Robert Bosch GmbH 4.375% 6/2/2043 (b)	EUR	100,000	107,733
Schaeffler AG 4.75% 8/14/2029 (b)	EUR	300,000	323,254
Schaeffler AG 5.375% 4/1/2031 (b)	EUR	100,000	107,555
ZF Europe Finance BV 4.75% 1/31/2029 (b)	EUR	500,000	519,512
			1,058,054
Consumer Staples - 0.2%
Consumer Staples Distribution & Retail - 0.2%
METRO AG 4% 3/5/2030 (b)	EUR	200,000	217,341
Financials - 6.5%
Banks - 0.6%
Commerzbank AG 3.625% 1/14/2032 (b)(e)	EUR	200,000	214,918
Commerzbank AG 4.875% 10/16/2034 (b)(e)	EUR	100,000	111,633
Commerzbank AG 8.625% 2/28/2033 (b)(e)	GBP	200,000	276,297
			602,848
Capital Markets - 1.2%
Deutsche Bank AG 6.125% 12/12/2030 (b)(e)	GBP	900,000	1,189,986
Financial Services - 4.7%
KfW 0.375% 4/23/2030 (b)	EUR	70,000	67,766
KfW 0.75% 1/15/2029 (b)	EUR	1,900,000	1,930,099
KfW 1.125% 3/31/2037 (b)	EUR	900,000	780,342
KfW 1.125% 6/15/2037 (b)	EUR	270,000	232,788
KfW 2.875% 3/31/2032 (b)	EUR	140,000	152,358
KfW 3.125% 6/7/2030 (b)	EUR	1,180,000	1,308,400
			4,471,753
TOTAL FINANCIALS			6,264,587

Health Care - 1.4%
Pharmaceuticals - 1.4%
Bayer US Finance LLC 6.375% 11/21/2030 (d)		613,000	641,936
Bayer US Finance LLC 6.5% 11/21/2033 (d)		676,000	710,313
			1,352,249
Real Estate - 0.6%
Real Estate Management & Development - 0.6%
Accentro Real Estate AG 5.625% 2/13/2026 (b)(f)	EUR	478,800	235,566
LEG Immobilien SE 3.875% 1/20/2035 (b)	EUR	100,000	104,153
Sirius Real Estate Ltd 4% 1/22/2032 (b)	EUR	200,000	211,402
			551,121
Utilities - 3.2%
Electric Utilities - 2.0%
Amprion GmbH 3.125% 8/27/2030 (b)	EUR	400,000	429,125
Amprion GmbH 3.625% 5/21/2031 (b)	EUR	100,000	109,451
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/2081 (b)(e)	EUR	500,000	496,046
EnBW International Finance BV 3.5% 7/22/2031 (b)	EUR	200,000	218,111
EnBW International Finance BV 3.75% 11/20/2035 (b)	EUR	675,000	720,592
			1,973,325
Independent Power and Renewable Electricity Producers - 0.7%
RWE Finance US LLC 5.875% 4/16/2034 (d)		658,000	670,107
Multi-Utilities - 0.5%
E.ON SE 3.5% 4/16/2033 (b)	EUR	425,000	456,827
TOTAL UTILITIES			3,100,259

TOTAL GERMANY			12,543,611
HONG KONG - 0.7%
Financials - 0.7%
Insurance - 0.7%
Prudential Funding Asia PLC 2.95% 11/3/2033 (b)(e)		780,000	722,475
ITALY - 0.6%
Financials - 0.3%
Banks - 0.3%
Intesa Sanpaolo SpA 6.625% 6/20/2033 (d)		236,000	252,659
Utilities - 0.3%
Electric Utilities - 0.3%
Enel Finance International NV 5.5% 6/26/2034 (d)		300,000	301,249
TOTAL ITALY			553,908
LUXEMBOURG - 3.9%
Financials - 0.9%
Financial Services - 0.9%
CBRE Global Investors Open-Ended Funds SCA SICAV-SIF-Pan European Core Fund 4.75% 3/27/2034 (b)	EUR	246,000	274,979
Titanium 2l Bondco Sarl 6.25% 1/14/2031 pay-in-kind	EUR	1,822,400	623,229
			898,208
Industrials - 0.4%
Ground Transportation - 0.4%
Alpha Trains Finance SA 2.064% 6/30/2030 (b)	EUR	371,000	399,930
Real Estate - 2.6%
Industrial REITs - 0.1%
Prologis International Funding II SA 4.375% 7/1/2036 (b)	EUR	100,000	109,408
Real Estate Management & Development - 2.5%
Blackstone Property Partners Europe Holdings Sarl 1% 5/4/2028 (b)	EUR	397,000	398,754
Blackstone Property Partners Europe Holdings Sarl 1.75% 3/12/2029 (b)	EUR	983,000	984,932
Blackstone Property Partners Europe Holdings Sarl 2.625% 10/20/2028 (b)	GBP	141,000	166,168
Logicor Financing Sarl 1.625% 1/17/2030 (b)	EUR	289,000	282,596
Logicor Financing Sarl 2% 1/17/2034 (b)	EUR	212,000	192,440
Logicor Financing Sarl 4.25% 7/18/2029 (b)	EUR	100,000	110,094
P3 Group Sarl 4% 4/19/2032 (b)	EUR	200,000	214,121
			2,349,105
TOTAL REAL ESTATE			2,458,513

TOTAL LUXEMBOURG			3,756,651
MEXICO - 0.6%
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Petroleos Mexicanos 5.95% 1/28/2031		735,000	622,508
MULTI-NATIONAL - 0.6%
Financials - 0.6%
Banks - 0.6%
European Investment Bank 0.25% 6/15/2040 (b)	EUR	780,000	531,562
NETHERLANDS - 2.7%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Koninklijke KPN NV 3.875% 2/16/2036 (b)	EUR	200,000	215,457
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
REWE International Finance BV 4.875% 9/13/2030 (b)	EUR	100,000	114,627
Financials - 2.4%
Banks - 2.4%
ABN AMRO Bank NV 3.875% 1/15/2032 (b)	EUR	300,000	327,941
Cooperatieve Rabobank UA 1.125% 5/7/2031 (b)	EUR	500,000	474,585
ING Groep NV 3% 8/17/2031 (b)(e)	EUR	1,400,000	1,474,113
			2,276,639
TOTAL NETHERLANDS			2,606,723
NORWAY - 0.3%
Financials - 0.3%
Banks - 0.3%
DNB Bank ASA 0.25% 2/23/2029 (b)(e)	EUR	246,000	245,864
POLAND - 0.4%
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
GTC Aurora Luxembourg SA 2.25% 6/23/2026 (b)	EUR	432,000	417,920
PORTUGAL - 0.3%
Financials - 0.3%
Insurance - 0.3%
Fidelidade - Co De Seguros SA/Portugal 4.25% 9/4/2031 (b)(e)	EUR	300,000	325,201
SPAIN - 1.0%
Financials - 0.8%
Banks - 0.8%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/2035 (e)		200,000	205,508
CaixaBank SA 3.625% 9/19/2032 (b)(e)	EUR	500,000	537,418
			742,926
Health Care - 0.2%
Health Care Equipment & Supplies - 0.2%
Werfen SA/Spain 4.625% 6/6/2028 (b)	EUR	200,000	224,753
TOTAL SPAIN			967,679
SWEDEN - 1.0%
Real Estate - 1.0%
Real Estate Management & Development - 1.0%
Heimstaden AB 4.375% 3/6/2027 (b)	EUR	700,000	719,065
Samhallsbyggnadsbolaget I Norden Holding AB 2.25% 7/12/2027 (b)	EUR	215,000	202,373

TOTAL SWEDEN			921,438
SWITZERLAND - 3.3%
Financials - 3.2%
Capital Markets - 1.7%
UBS Group AG 4.125% 6/9/2033 (b)(e)	EUR	602,000	662,961
UBS Group AG 4.75% 3/17/2032 (b)(e)	EUR	812,000	927,097
			1,590,058
Insurance - 1.5%
Argentum Netherlands BV for Swiss Re Ltd 5.625% 8/15/2052 (b)(e)		377,000	377,000
Argentum Netherlands BV for Swiss Re Ltd 5.75% 8/15/2050 (b)(e)		740,000	738,983
Zurich Finance Ireland Designated Activity Co 3.5% 5/2/2052 (b)(e)		391,000	338,215
			1,454,198
Materials - 0.1%
Containers & Packaging - 0.1%
SIG Combibloc PurchaseCo Sarl 3.75% 3/19/2030 (b)	EUR	100,000	109,123
TOTAL SWITZERLAND			3,153,379
UNITED KINGDOM - 15.7%
Communication Services - 0.5%
Media - 0.3%
RELX Capital Inc 4.75% 3/27/2030		269,000	270,578
Wireless Telecommunication Services - 0.2%
Vodafone Group PLC 4.875% 10/3/2078 (b)(e)	GBP	169,000	217,433
TOTAL COMMUNICATION SERVICES			488,011

Consumer Discretionary - 0.8%
Broadline Retail - 0.1%
John Lewis PLC 4.25% 12/18/2034 (b)	GBP	100,000	100,364
Hotels, Restaurants & Leisure - 0.3%
Whitbread Group PLC 2.375% 5/31/2027 (b)	GBP	236,000	287,255
Household Durables - 0.4%
Berkeley Group PLC/The 2.5% 8/11/2031 (b)	GBP	357,000	371,423
TOTAL CONSUMER DISCRETIONARY			759,042

Consumer Staples - 1.6%
Household Products - 0.1%
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/2033 (b)	EUR	127,000	140,304
Tobacco - 1.5%
BAT International Finance PLC 4.125% 4/12/2032 (b)	EUR	448,000	488,773
Imperial Brands Finance Netherlands BV 5.25% 2/15/2031 (b)	EUR	688,000	800,427
Imperial Brands Finance PLC 3.875% 2/12/2034 (b)	EUR	150,000	157,963
			1,447,163
TOTAL CONSUMER STAPLES			1,587,467

Financials - 6.5%
Banks - 5.6%
Barclays PLC 5.262% 1/29/2034 (b)(e)	EUR	489,000	570,232
Barclays PLC 8.407% 11/14/2032 (b)(e)	GBP	173,000	237,444
HSBC Holdings PLC 4.787% 3/10/2032 (b)(e)	EUR	163,000	187,309
HSBC Holdings PLC 4.856% 5/23/2033 (b)(e)	EUR	780,000	899,744
HSBC Holdings PLC 8.201% 11/16/2034 (b)(e)	GBP	360,000	506,675
Lloyds Banking Group PLC 4.75% 9/21/2031 (b)(e)	EUR	800,000	913,024
NatWest Group PLC 2.105% 11/28/2031 (b)(e)	GBP	202,000	248,375
NatWest Group PLC 7.416% 6/6/2033 (b)(e)	GBP	544,000	735,364
Standard Chartered PLC 3.864% 3/17/2033 (b)(e)	EUR	300,000	322,742
Virgin Money UK PLC 7.625% 8/23/2029 (b)(e)	GBP	499,000	690,945
			5,311,854
Consumer Finance - 0.4%
Motability Operations Group PLC 3.625% 1/22/2033 (b)	EUR	375,000	401,597
Insurance - 0.5%
Admiral Group PLC 8.5% 1/6/2034 (b)	GBP	310,000	445,404
TOTAL FINANCIALS			6,158,855

Industrials - 1.6%
Ground Transportation - 0.7%
Mobico Group PLC 4.875% 9/26/2031 (b)	EUR	639,000	678,299
Trading Companies & Distributors - 0.4%
Travis Perkins PLC 3.75% 2/17/2026 (b)	GBP	315,000	396,805
Transportation Infrastructure - 0.5%
Heathrow Funding Ltd 6% 3/5/2032 (b)	GBP	400,000	513,368
TOTAL INDUSTRIALS			1,588,472

Real Estate - 0.5%
Office REITs - 0.3%
Great Portland Estates PLC 5.375% 9/25/2031 (b)	GBP	200,000	253,142
Real Estate Management & Development - 0.2%
Tritax EuroBox PLC 0.95% 6/2/2026 (b)	EUR	225,000	237,216
TOTAL REAL ESTATE			490,358

Utilities - 4.2%
Electric Utilities - 0.9%
NGG Finance PLC 2.125% 9/5/2082 (b)(e)	EUR	460,000	480,082
Scottish Hydro Electric Transmission PLC 3.375% 9/4/2032 (b)	EUR	325,000	346,514
			826,596
Gas Utilities - 0.3%
Southern Gas Networks PLC 3.5% 10/16/2030 (b)	EUR	325,000	349,898
Water Utilities - 3.0%
Anglian Water Osprey Financing PLC 2% 7/31/2028 (b)	GBP	141,000	156,932
Anglian Water Services Financing PLC 5.875% 6/20/2031 (b)	GBP	330,000	426,975
Anglian Water Services Financing PLC 6.25% 9/12/2044 (b)	GBP	125,000	150,114
Anglian Water Services Financing PLC 6.293% 7/30/2030 (b)	GBP	195,000	257,341
Severn Trent Utilities Finance PLC 3.875% 8/4/2035 (b)	EUR	325,000	346,389
Severn Trent Utilities Finance PLC 4.625% 11/30/2034 (b)	GBP	307,000	362,957
South West Water Finance PLC 5.75% 12/11/2032 (b)	GBP	100,000	128,818
Southern Water Services Finance Ltd 1.625% 3/30/2027 (b)	GBP	100,000	113,423
Southern Water Services Finance Ltd 2.375% 5/28/2028 (b)	GBP	110,000	122,179
SW Finance I PLC 7.375% 12/12/2041 (b)	GBP	216,000	269,715
United Utilities Water Finance PLC 3.5% 2/27/2033 (b)	EUR	250,000	264,435
Wessex Water Services Finance PLC 6.125% 9/19/2034 (b)	GBP	250,000	318,436
			2,917,714
TOTAL UTILITIES			4,094,208

TOTAL UNITED KINGDOM			15,166,413
UNITED STATES - 3.3%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.2%
Verizon Communications Inc 3.75% 2/28/2036	EUR	182,000	193,623
Media - 0.4%
Warnermedia Holdings Inc 4.693% 5/17/2033	EUR	350,000	370,828
TOTAL COMMUNICATION SERVICES			564,451

Consumer Discretionary - 0.3%
Automobiles - 0.3%
Stellantis Finance US Inc 5.75% 3/18/2030 (d)		266,000	265,810
Financials - 1.7%
Banks - 0.2%
JPMorgan Chase & Co 3.761% 3/21/2034 (b)(e)	EUR	199,000	215,985
Capital Markets - 1.3%
Blackstone Private Credit Fund 4.875% 4/14/2026 (b)	GBP	354,000	452,570
Goldman Sachs Group Inc/The 3.5% 1/23/2033 (b)(e)	EUR	438,000	468,641
Morgan Stanley 3.955% 3/21/2035 (e)	EUR	245,000	264,958
			1,186,169
Consumer Finance - 0.2%
Ford Motor Credit Co LLC 4.445% 2/14/2030	EUR	208,000	226,089
TOTAL FINANCIALS			1,628,243

Real Estate - 0.1%
Diversified REITs - 0.1%
WP Carey Inc 4.25% 7/23/2032	EUR	100,000	109,753
Utilities - 0.6%
Electric Utilities - 0.6%
Duke Energy Corp 3.85% 6/15/2034	EUR	216,000	228,193
Southern Co/The 1.875% 9/15/2081 (e)	EUR	333,000	341,987
			570,180
TOTAL UNITED STATES			3,138,437
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $58,425,744)			56,794,388

Preferred Securities - 9.1%
		Principal Amount (a)	Value ($)
CZECH REPUBLIC - 0.5%
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
CPI Property Group SA 3.75% (b)(e)(g)	EUR	494,000	469,614
FINLAND - 0.4%
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Citycon Oyj 7.875% (b)(e)(g)	EUR	347,000	381,750
GERMANY - 4.4%
Consumer Discretionary - 1.0%
Automobiles - 1.0%
Volkswagen International Finance NV 3.875% (b)(e)(g)	EUR	900,000	945,369
Real Estate - 3.4%
Real Estate Management & Development - 3.4%
Aroundtown Finance Sarl 7.875% (e)(g)		1,400,000	1,357,349
Aroundtown SA 5 year ISDA Fixed EURIBOR + 3.98%, 6.193% (b)(e)(g)(h)	EUR	1,100,000	1,097,846
Grand City Properties SA 1.5% (b)(e)(g)	EUR	800,000	827,870
			3,283,065
TOTAL GERMANY			4,228,434
IRELAND - 0.2%
Financials - 0.2%
Banks - 0.2%
AIB Group PLC 6.25% (b)(e)(g)	EUR	160,000	176,794
SWEDEN - 0.3%
Real Estate - 0.3%
Real Estate Management & Development - 0.3%
Samhallsbyggnadsbolaget i Norden AB 2.624% (b)(e)(g)(i)	EUR	495,000	337,203
SWITZERLAND - 0.7%
Financials - 0.7%
Capital Markets - 0.7%
Credit Suisse Group AG Claim 5 year USD Swap Index + 4.598%, 0% (b)(e)(g)(h)(i)(j)		9,515,000	713,625
UNITED KINGDOM - 2.6%
Consumer Staples - 1.0%
Tobacco - 1.0%
British American Tobacco PLC 3% (b)(e)(g)	EUR	900,000	964,504
Financials - 0.9%
Banks - 0.9%
Barclays PLC 7.125% (e)(g)	GBP	200,000	259,153
Barclays PLC 8.875% (b)(e)(g)	GBP	430,000	580,402
			839,555
Industrials - 0.3%
Ground Transportation - 0.3%
Mobico Group PLC 4.25% (b)(e)(g)	GBP	198,000	245,269
Utilities - 0.4%
Electric Utilities - 0.4%
SSE PLC 3.74% (b)(e)(g)	GBP	320,000	422,090
TOTAL UNITED KINGDOM			2,471,418
TOTAL PREFERRED SECURITIES (Cost $19,490,766)			8,778,838

U.S. Treasury Obligations - 24.9%
	Yield (%) (k)	Principal Amount (a)	Value ($)
US Treasury Bonds 4.125% 8/15/2044	4.14 to 4.18	350,000	327,906
US Treasury Bonds 4.375% 8/15/2043	4.90	1,994,000	1,943,215
US Treasury Bonds 4.5% 2/15/2044	4.67	1,700,000	1,679,746
US Treasury Bonds 4.625% 11/15/2044	4.86 to 5.06	600,000	600,750
US Treasury Bonds 4.625% 5/15/2044	4.12 to 4.65	450,000	451,459
US Treasury Bonds 6.25% 5/15/2030 (l)(m)	3.46 to 4.41	3,534,000	3,904,657
US Treasury Notes 3.625% 9/30/2031	4.23	2,000,000	1,950,234
US Treasury Notes 3.75% 12/31/2030	4.07	383,000	377,794
US Treasury Notes 3.75% 8/31/2031	3.64	1,100,000	1,080,707
US Treasury Notes 3.875% 8/15/2033	4.77	184,000	180,334
US Treasury Notes 4% 1/31/2029	3.87	888,000	890,428
US Treasury Notes 4.125% 11/30/2029	4.11	240,000	241,856
US Treasury Notes 4.125% 7/31/2031	3.59 to 3.97	800,000	803,062
US Treasury Notes 4.25% 2/28/2029	4.14 to 4.25	2,555,000	2,584,941
US Treasury Notes 4.25% 6/30/2031	4.35	620,000	626,854
US Treasury Notes 4.375% 1/31/2032	4.21	100,000	101,766
US Treasury Notes 4.375% 12/31/2029	4.39	865,000	880,712
US Treasury Notes 4.5% 11/15/2033	4.14	326,000	333,793
US Treasury Notes 4.625% 4/30/2029	4.44 to 4.72	4,950,000	5,078,972
TOTAL U.S. TREASURY OBLIGATIONS (Cost $23,790,518)			24,039,186

Money Market Funds - 1.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (n) (Cost $1,620,398)	4.32	1,620,074	1,620,398

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $108,900,069)	96,666,772
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(147,207)
NET ASSETS - 100.0%	96,519,565

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
CBOT 2 Year US Treasury Notes Contracts (United States)	8	Jun 2025	1,657,375	11,549	11,549
CBOT Long Term US Treasury Bond Contracts (United States)	22	Jun 2025	2,580,188	62,176	62,176
CBOT Ultra 10 Year US Treasury Note Contracts (United States)	7	Jun 2025	798,875	18,975	18,975
TME 10YR Bond Contracts (Canada)	6	Jun 2025	517,633	3,975	3,975

TOTAL PURCHASED					96,675

Sold

Interest Rate Contracts
ICE GILT Index Contrats (United Kingdom)	4	Jun 2025	473,762	1,108	1,108

TOTAL FUTURES CONTRACTS					97,783
The notional amount of futures purchased as a percentage of Net Assets is 5.7%
The notional amount of futures sold as a percentage of Net Assets is 0.5%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	556,000	USD	600,901	BNP Paribas SA	4/10/25	561
EUR	210,000	USD	228,529	Bank of America NA	4/10/25	(1,358)
EUR	302,000	USD	325,752	Bank of America NA	4/10/25	941
EUR	87,000	USD	94,418	Bank of America NA	4/10/25	(304)
EUR	556,000	USD	608,220	JPMorgan Chase Bank NA	4/10/25	(6,758)
EUR	107,000	USD	116,846	JPMorgan Chase Bank NA	4/10/25	(1,097)
EUR	58,000	USD	61,133	JPMorgan Chase Bank NA	4/10/25	1,609
EUR	51,000	USD	55,175	JPMorgan Chase Bank NA	4/10/25	(4)
GBP	83,000	USD	107,165	Bank of America NA	4/10/25	48
GBP	191,000	USD	238,570	Brown Brothers Harriman & Co	4/10/25	8,150
GBP	370,000	USD	477,813	JPMorgan Chase Bank NA	4/10/25	126
GBP	1,240,000	USD	1,531,797	Royal Bank of Canada	4/10/25	69,944
JPY	265,750,000	USD	1,773,110	Royal Bank of Canada	4/10/25	267
USD	965,700	AUD	1,546,000	JPMorgan Chase Bank NA	4/10/25	(380)
USD	490,217	CAD	703,000	BNP Paribas SA	4/10/25	1,509
USD	64,407	CAD	92,000	Bank of America NA	4/10/25	451
USD	970,500	CAD	1,390,000	Brown Brothers Harriman & Co	4/10/25	4,207
USD	1,981,737	CAD	2,837,000	Citibank NA	4/10/25	9,526
USD	261,350	EUR	251,000	Bank of America NA	4/10/25	(10,174)
USD	54,947	EUR	53,000	Bank of America NA	4/10/25	(2,387)
USD	170,906	EUR	164,000	Bank of America NA	4/10/25	(6,504)
USD	40,912,333	EUR	39,192,000	Citibank NA	4/10/25	(1,484,266)
USD	111,626	EUR	103,000	JPMorgan Chase Bank NA	4/10/25	204
USD	69,651	EUR	66,000	JPMorgan Chase Bank NA	4/10/25	(1,745)
USD	1,072,184	EUR	1,023,000	JPMorgan Chase Bank NA	4/10/25	(34,463)
USD	1,216,432	EUR	1,165,000	JPMorgan Chase Bank NA	4/10/25	(43,826)
USD	249,249	EUR	239,000	JPMorgan Chase Bank NA	4/10/25	(9,293)
USD	347,241	EUR	336,000	JPMorgan Chase Bank NA	4/10/25	(16,232)
USD	63,758	EUR	61,000	JPMorgan Chase Bank NA	4/10/25	(2,230)
USD	53,516	EUR	51,000	JPMorgan Chase Bank NA	4/10/25	(1,654)
USD	861,226	EUR	823,000	State Street Bank & Trust Co	4/10/25	(29,068)
USD	13,670,272	GBP	10,926,000	BNP Paribas SA	4/10/25	(443,135)
USD	144,112	GBP	116,000	BNP Paribas SA	4/10/25	(5,729)
USD	50,876	GBP	41,000	Bank of America NA	4/10/25	(2,085)
USD	237,634	GBP	183,000	JPMorgan Chase Bank NA	4/10/25	1,248
USD	93,554	GBP	76,000	JPMorgan Chase Bank NA	4/10/25	(4,617)
USD	319,652	JPY	49,800,000	JPMorgan Chase Bank NA	4/10/25	(12,669)
USD	977,186	JPY	151,400,000	Royal Bank of Canada	4/10/25	(33,122)
USD	719,602	JPY	112,550,000	Royal Bank of Canada	4/10/25	(31,456)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(2,085,765)
Unrealized Appreciation						98,791
Unrealized Depreciation						(2,184,556)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
BMW Finance NV 0.75% 7/13/2026	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	1,250,000	(21,228)	23,433	2,205
Heidelberg Materials AG 3.75% 5/31/2032	Dec 2029	BNP Paribas SA	(5%)	Quarterly	EUR	580,000	(121,599)	117,245	(4,354)
Generali 4.125% 5/4/2026	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	500,000	2,280	(5,268)	(2,988)
AXA SA 8.6% 12/15/2030	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	750,000	(4,792)	4,639	(153)
Societe Generale SA	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	500,000	5,880	(13,079)	(7,199)
Intesa Sanpaolo SpA 6.184% 2/20/2034	Dec 2029	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	520,000	3,108	(11,243)	(8,135)
UniCredit SpA 5.375% 4/16/2034	Dec 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	450,000	4,151	(10,053)	(5,902)

TOTAL CREDIT DEFAULT SWAPS							(132,200)	105,674	(26,526)

Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	European Monetary Unit (Euro)
GBP	-	United Kingdom Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $57,162,663 or 59.2% of net assets.

(c)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,213,975 or 5.4% of net assets.

(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g)	Security is perpetual in nature with no stated maturity date.
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)	Non-income producing - Security is in default.
(j)	Level 3 security
(k)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(l)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $188,935.
(m)
Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $2,037,147.

(n)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	5,666,047	7,613,262	11,658,911	22,008	-	-	1,620,398	1,620,074	0.0%
Fidelity Securities Lending Cash Central Fund	-	842,854	842,854	8	-	-	-	-	0.0%
Total	5,666,047	8,456,116	12,501,765	22,016	-	-	1,620,398

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations, Foreign Government and Government Agency Obligations, Non-Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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